EATON VANCE TAX-MANAGED

MULTI-CAP GROWTH FUND

Supplement to
Prospectus dated March 1, 2016 and
Summary Prospectus dated March 1, 2016

Class B shares are no longer available.  All references to Class B shares are removed from the Summary Prospectus.

October 24, 2016

23521  10.24.16